                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of Earliest Event Reported) March 29, 2002
                                                          --------------



                  Registrant, State of Incorporation,
Commission File   Address of Principal Executive         I.R.S. Employer
Number            Offices and Telephone Number           Identification Number

1-8788            SIERRA PACIFIC RESOURCES               88-0198358
                  P.O. Box 10100
                  (6100 Neil Road)
                  Reno, Nevada 89520-0400 (89511)
                  (775) 834-4011

1-4698            NEVADA POWER COMPANY                   88-0045330
                  6226 West Sahara Avenue
                  Las Vegas, Nevada 89146
                  (702) 367-5000

                                      None
-------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)



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Item 5.  Other Events
---------------------

         On April 1, 2002, Nevada Power Company issued a press release regarding the decision of the Public Utilities Commission of Nevada to allow Nevada Power to recover, over three years, $485 million out of the $922 million of deferred energy costs incurred by Nevada Power during the peak months of 2001.

         A copy of the press release, dated April 1, 2002, is attached as
Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits
-----------------------------------------

     (a)  Financial Statements of Businesses Acquired
          -------------------------------------------

          Not required

     (b)  Pro forma financial information
          -------------------------------

          Not required

     (c)  Exhibits
          --------

          99.1 Nevada Power Company - Press Release issued April 1, 2002



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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

                                            Sierra Pacific Resources
                                            ------------------------
                                            (Registrant)



Date:  April 1, 2002                        By: /s/ Dennis D. Schiffel
                                                --------------------------
                                                 Dennis D. Schiffel
                                                 Senior Vice President and
                                                 Chief Financial Officer


                                            Nevada Power Company
                                            --------------------
                                            (Registrant)


Date:  April 1, 2002                        By: /s/ Dennis D. Schiffel
                                               ----------------------
                                                Dennis D. Schiffel
                                                Senior Vice President and
                                                Chief Financial Officer


                                       3

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                                  Exhibit Index
                                  -------------

Exhibit   99.1

     Nevada Power Company - Press Release issued April 1, 2002.


                                       4